Exhibit 99.1

BioTime and Asterias Sign Share Transfer Agreement and Cross-License Agreement for Pluripotent Stem Cell Related Patents

FREMONT, Calif. & ALAMEDA, Calif.--(BUSINESS WIRE)--Feb. 16, 2016--Asterias Biotherapeutics, Inc. (NYSE MKT: AST) and BioTime, Inc. (NYSE MKT and TASE: BTX), both clinical-stage regenerative medicine companies with a focus on pluripotent stem cell technology, and BioTime’s wholly owned subsidiary ES Cell International Pte Ltd (“ESI”), have entered into a Share Transfer Agreement through which BioTime will re-acquire from Asterias shares of capital stock of BioTime subsidiaries Cell Cure Neurosciences Ltd and OrthoCyte Corporation. As a result, OrthoCyte will once again become a wholly-owned subsidiary of BioTime. Asterias will re-acquire from BioTime warrants to purchase 3,150,000 shares of Asterias Series A Common Stock. Under the Asset Transfer Agreement BioTime has agreed that, if Asterias distributes new warrants to its shareholders that will entitle them to purchase additional shares of Asterias Series A Common Stock, BioTime will waive its rights as an Asterias shareholder to receive a pro rata portion of those new warrants.

The Companies have concurrently entered into a patent Cross-License Agreement for pluripotent stem cell-derived cell therapies and other potential uses that will provide the companies with the freedom to leverage a patent estate covering the therapeutic uses of pluripotent stem cell technology in their respective areas of focus. The Cross-License Agreement grants Asterias non-exclusive, non-royalty bearing licenses under certain BioTime and ESI patents for all therapeutic applications except therapeutic applications of use involving pluripotent stem cell-derived cells of the following lineages: (a) bone and orthopedic soft tissues, including but not limited to ligament, tendon, meniscus, cartilage, and intervertebral disc; (b) vascular endothelium and perivascular cells including vascular smooth muscle and vascular pericytes; (c) adipose tissue; and (d) retinal pigment epithelium. The Cross-License grants BioTime non-exclusive, non-royalty bearing licenses under certain Asterias patents for all fields of use except applications (a) to treat disorders of the nervous system, (b) utilizing the immune system to prevent, treat, or cure cancer, and (c) involving the use of cells comprising, derived from, or manufactured using, human embryonic stem cells or human induced pluripotent stem cells for in vitro assay applications, including but not limited to drug discovery and development, drug monitoring, drug toxicology testing, and consumer products testing.

About Asterias Biotherapeutics

Asterias Biotherapeutics, Inc. is a leading biotechnology company in the emerging field of regenerative medicine. The company’s proprietary, industry leading platforms are based on its pluripotent stem cell and dendritic cell immunotherapy technologies. Asterias is focused on developing therapies to treat conditions in several medical areas where there is high unmet medical need and inadequate available therapies. AST-OPC1 (oligodendrocyte progenitor cells) is currently in a Phase 1/2a dose escalation clinical trial in spinal cord injury. AST-VAC1 (antigen-presenting autologous dendritic cells) has demonstrated promise in a Phase 2 study in acute myelogenous leukemia. AST-VAC2 (antigen-presenting allogeneic dendritic cells) represents a second generation, allogeneic approach to dendritic cell vaccines. Additional information about Asterias can be found at www.asteriasbiotherapeutics.com.

About BioTime

BioTime, Inc., a pioneer in regenerative medicine, is a clinical-stage biotechnology company. BioTime and its subsidiaries are leveraging their industry-leading experience in pluripotent stem cell technology and a broad intellectual property portfolio to facilitate the development and use of cell-based therapies and gene marker-based molecular diagnostics for major diseases and degenerative conditions for which there presently are no cures. The lead clinical programs of BioTime and its subsidiaries include OpRegen®, currently in a Phase I/IIa trial for the treatment of the dry form of age-related macular degeneration; AST-OPC1, currently in a Phase I/IIa trial for spinal cord injuries; AST-VAC1 (antigen-presenting autologous dendritic cells) has demonstrated promise in a Phase 2 study in acute myelogenous leukemia. Renevia™, currently in a pivotal trial in Europe as an injectable matrix for the engraftment of transplanted cells to treat HIV-related lipoatrophy; and cancer diagnostics for the detection of lung, bladder, and breast cancers. AST-VAC2, a cancer vaccine, is in the pre-clinical trial stage.

BioTime’s subsidiaries include the publicly traded Asterias Biotherapeutics, Inc., developing pluripotent stem cell-based therapies in neurology and oncology, including AST-OPC1, AST-OPC1 and AST-VAC2; Cell Cure Neurosciences Ltd., developing stem cell-based therapies for retinal and neurological disorders, including OpRegen®; publicly traded OncoCyte Corporation, developing cancer diagnostics; LifeMap Sciences, Inc., developing and marketing an integrated online database resource for biomedical and stem cell research; LifeMap Solutions, Inc., a subsidiary of LifeMap Sciences, developing mobile health (mHealth) products; OrthoCyte Corporation, developing therapies to treat orthopedic disorders, diseases, and injuries; ReCyte Therapeutics, Inc., developing therapies to treat a variety of cardiovascular and related ischemic disorders; and Ascendance Biotechnology, Inc. which manufactures and sells proprietary products and services that assay new drug candidates for potential toxicity, including HepatoPac® and HepatoMune®, and other products for use as research tools.

BioTime common stock is traded on the NYSE MKT and TASE under the symbol BTX. For more information, please visit www.biotimeinc.com or connect with the company on Twitter, LinkedIn, Facebook, YouTube, and Google+.

FORWARD-LOOKING STATEMENT - ASTERIAS
Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the businesses of Asterias, particularly those mentioned in the cautionary statements found in Asterias’s filings with the Securities and Exchange Commission. Asterias disclaims any intent or obligation to update these forward-looking statements.

FORWARD-LOOKING STATEMENT - BIOTIME

Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for BioTime and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products or diagnostic tests, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in Securities and Exchange Commission filings of BioTime and its subsidiaries Asterias Biotherapeutics, Inc. and OncoCyte Corporation. BioTime disclaims any intent or obligation to update these forward-looking statements.

Contacts:
For Asterias
Investor Relations:
(510) 456-3892
InvestorRelations@asteriasbio.com
or
Investor Contact:
Westwicke Partners
Robert H. Uhl, Managing Director
(858) 356-5932
robert.uhl@westwicke.com
or
For BioTime
Dan L. Lawrence, 510-775-0510
dlawrence@biotimeinc.com
or
EVC Group, Inc.
Michael Polyviou, 646-445-4800
mpolyviou@evcgroup.com
or
Media Contact:
Gotham Communications, LLC
Bill Douglass, 646-504-0890
bill@gothamcomm.com